Exhibit 99.2

 Black Rifle Coffee Company 2025 Investor Presentation - ICR  January 14, 2025  ENERGY  LIFESTYLE  COMMUNITY

 INTRODUCTIONS  Joined in May 2023 as President and CMO and has served as CEO and Director since Jan. 2024  Previously served as Chief Growth Officer at Mars Inc. for 13 years, SVP NA Customer Development, and VP Marketing at Kraft Foods for 12 years  Served as a Marine for 5 years, deploying in support of Operation Desert Freedom  Served as CFO since Sep. 2023  Co-Founder of SilverBox Capital and served as CEO of SilverBox Engaged Merger Corp until its merger with Black Rifle Coffee in Feb. 2022  Former President, COO & CFO of AECOM, Partner at KPMG in their Economic Consulting Practice and Board Member of ABM Industries  Steve Kadenacy Chief Financial Officer  Served as VP of Investor Relations since Sep. 2024  Previously served as an Equity Research Managing Director, covering consumer, at Needham and Evercore and held positions focused on brand management at Kraft Foods  Served as U.S. Army Infantry officer, deploying in support of Global War on Terror  Chris Mondzelewski President and Chief Executive Officer  Matt McGinley  VP of Investor Relations  1

 This investor presentation (this “Presentation”) is for informational purposes only. The information contained herein does not purport to be all-inclusive and none of BRC Inc. (“the Company”) or its respective affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. The Company has not verified, and will not verify, any part of this Presentation. The recipient should make its own independent investigations and analyses of the Company and its own assessment of all information and material provided, or made available, by the Company or any of its respective directors, officers, employees, affiliates, agents, advisors or representatives. This Presentation does not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This Presentation shall also not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any securities. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision.  Forward-Looking Statements  Certain statements in this Presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. For example, projections of future Revenue, Gross Margins and Adjusted EBITDA and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential”, “could”, “might”, “plan, “possible”, “project”, “would” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain and are inherently subject to risks, variability and contingencies, many of which are beyond the Company’s control. Some factors that could cause actual results to differ include: competition and our ability to grow and manage growth sustainably and retain our key employees; failure to achieve sustained profitability; negative publicity affecting our brand and reputation, or the reputation of key employees; failure to manage our debt obligations; failure to effectively make use of assets received under bartering transactions; failure by us to maintain our message as a supportive member of the Veteran and military communities and any other factors which may negatively affect the perception of our brand; our limited operating history, which may make it difficult to successfully execute our strategic initiatives and accurately evaluate future risks and challenges; failed marketing campaigns, which may cause us to incur costs without attracting new customers or realizing higher revenue; failure to attract new customers or retain existing customers; risks related to the use of social media platforms, including dependence on third-party platforms; failure to provide high-quality customer experience to retail partners and end users, including as a result of production defaults or issues, including due to failures by one or more of our co-manufacturers, affecting the quality of our products, which may adversely affect our brand; decrease in success of the direct to consumer revenue channel; loss of one or more of co- manufacturers, or delays, quality, or other production issues, including labor-related production issues at any of our co-manufacturers; failure to manage our supply chain, and accurately forecast our raw material and co-manufacturing requirements to support our needs; failure to effectively manage or distribute our products through our wholesale business partners, especially our key wholesale business partners; failure by third parties involved in the supply chain of coffee, store supplies or merchandise to produce or deliver products, including as a result of ongoing supply chain disruptions, or our failure to effectively manage such third parties; changes in the market for high-quality coffee beans and other commodities; fluctuations in costs and availability of real estate, labor, raw materials, equipment, transportation or shipping; failure to successfully compete with other producers and retailers of coffee; failure to successfully open new Black Rifle Coffee Outposts, including failure to timely proceed through permitting and other development processes, or the failure of any new or existing Outposts to generate sufficient sales; failure to properly manage our rapid growth, inventory needs, and relationships with various business partners; failure to protect against software or hardware vulnerabilities; failure to build brand recognition using our intellectual properties or otherwise; shifts in consumer spending, lack of interest in new products or changes in brand perception upon evolving consumer preferences and tastes; failure to adequately maintain food safety or quality and comply with food safety regulations; failure to successfully integrate into new domestic and international markets; risks related to leasing space subject to long-term non-cancelable leases and with respect to real property; failure of our franchise partners to successfully manage their franchises; failure to raise additional capital to develop the business; risks related to supply chain disruptions; risks related to unionization of employees; failure to comply with federal, state and local laws and regulations, or failure to prevail in civil litigation matters; inability to maintain the listing of our Class A Common Stock on the New York Stock Exchange; and other risks and uncertainties indicated in our annual report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2024 including those set forth under “Item 1A. Risk Factors” included therein, as well as in our other filings with the SEC . The forward-looking statements contained in this Presentation are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. For additional information about the factors that could cause actual results to differ materially from forward-looking statements, please see the Company's documents filed or to be filed with the SEC, including the annual report on Form 10-K and the quarterly reports on Form 10-Q filed by the Company with the SEC. You should not place undue reliance on forward- looking statements, which speak only as of the date of this Presentation. The recipient agrees that it shall not seek to sue or otherwise hold the Company or any of its respective directors, officers, employees, affiliates, agents, advisors or representatives liable in any respect for the provision of this Presentation, the information contained in this Presentation, or the omission of any information from this Presentation.  2  DISCLAIMER

 Non-GAAP Financial Measures  This Presentation includes projections of certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, EBITDA, Adjusted EBITDA, and Adjusted Gross Margin. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Accordingly, the non-GAAP financial measures we use and refer to should not be viewed as a substitute for performance measures derived in accordance with GAAP or as a substitute for a measure of liquidity. Our definitions of EBITDA and Adjusted EBITDA described below are specific to our business and you should not assume that they are comparable to similarly titled financial measures of other companies. We define EBITDA as net income (loss) before interest, tax expense, depreciation and amortization expense. We define Adjusted EBITDA, as adjusted for equity-based compensation, system implementation costs, executive, recruiting, relocation and sign-on bonus, write-off of site development costs, strategic initiative related costs, non-routine legal expenses, RTD start-up production issues, contract termination costs, restructuring fees and related costs, RTD transformation costs, and impairment for assets held for sale. When used in conjunction with GAAP financial measures, we believe that EBITDA and Adjusted EBITDA are useful supplemental measures of operating performance because these measures facilitate comparisons of historical performance by excluding non-cash items such as equity-based payments and other amounts not directly attributable to our primary operations, such as the impact of system implementation, acquisitions, disposals, litigation and settlements. Adjusted EBITDA is also a key metric used internally by our management to evaluate performance and develop internal budgets and forecasts. EBITDA and Adjusted EBITDA have limitations as an analytical tool and should not be considered in isolation or as a substitute for analyzing our results as reported under GAAP and may not provide a complete understanding of our operating results as a whole. Some of these limitations are (i) they do not reflect changes in, or cash requirements for, our working capital needs, (ii) they not reflect our interest expense or the cash requirements necessary to service interest or principal payments on our debt, (iii) they do not reflect our tax expense or the cash requirements to pay our taxes, (iv) they do not reflect historical capital expenditures or future requirements for capital expenditures or contractual commitments, (v) although equity-based compensation expenses are non-cash charges, we rely on equity compensation to compensate and incentivize employees, directors and certain consultants, and we may continue to do so in the future and (vi) although depreciation, amortization and impairments are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and these non-GAAP measures do not reflect any cash requirements for such replacements. We have not reconciled forward-looking Adjusted EBITDA to its most directly comparable GAAP measure, net income (loss), in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. We cannot predict with reasonable certainty the ultimate outcome of certain components of such reconciliation, including market-related assumptions that are not within our control, or others that may arise, without unreasonable effort. For these reasons, we are unable to assess the probable significance of the unavailable information, which could materially impact the amount of future net income (loss).  Preliminary Estimates  The estimated results in this Presentation represent the Company’s preliminary estimates of certain financial results for the year ended December 31, 2027, based on currently available information. The Company has not yet finalized its results for this period and its consolidated financial statements as of and for the year ended December 31, 2024 are not currently available. The Company’s actual results remain subject to the completion of the quarter-end closing process as well as a review by management and the Company’s board of directors, including the audit committee. While carrying out such procedures, the Company may identify items that require it to make adjustments to the preliminary estimates of its results set forth herein. As a result, the Company’s actual results could be different from those set forth herein and the differences could be material. Therefore, a reader should not place undue reliance on these preliminary estimates of the Company’s results. The preliminary estimates of the Company’s results included herein have been prepared by, and are the responsibility of, the Company’s management. The Company’s independent auditors have not audited, reviewed or compiled such preliminary estimates of the Company’s results. The preliminary estimates of certain financial results presented herein should not be considered a substitute for the information to be filed with the Securities and Exchange Commission in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 once it becomes available.  Use of Projections  This Presentation contains financial forecasts with respect to the Company’s projected financial results, including Revenue, Adjusted Gross Margin and Adjusted EBITDA, for the Company’s fiscal years through 2024. The Company’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.  Industry and Market Data  This Presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company’s industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. Any trademarks, service marks, trade names and copyrights of the Company and other companies contained in this Presentation are the property of their respective owners.  3  DISCLAIMER

 We Are a Mission Driven Lifestyle Brand with a Loyal  Customer Base  Long-Term Opportunity For Growth in Large and  Attractive Beverage Categories  Strategic Partnerships Amplify Our Brand Impact  Coffee Distribution Gains in FDM Channels and  Energy Launch are Multi-Year Growth Drivers  Significantly Strengthened Business Model and  Balance Sheet Over the Last Year  We are Committed to Delivering Strong Financial Returns  HIGHLIGHTS OF TODAY’S DISCUSSION  4

 BRCC is proudly committed to our mission of supporting those who serve, standing for more than high-quality coffee  WHO WE ARE  WE ARE A VETERAN-FOUNDED BUSINESS OPERATED BY PRINCIPLED MEN AND WOMEN WHO HONOR THOSE WHO PROTECT, DEFEND AND SUPPORT OUR COUNTRY  OUR FOUR PILLARS OF BRAND IDENTITY  Veteran Founded  We carry the culture of those we serve including an unabashed love for America and all that makes her great!  Authenticity Matters  Our brand represents and is embraced by those who serve and those that love them. We are emotional and passionate about our mission…bringing visibility to the fun and the fight of the veteran and first responder community  Premium Positioned  We offer curated, expertly roasted coffee delivered in all formats, including RTD, a high-end, zero-sugar energy drink, an engaging Outpost experience and differentiated brand merchandise  Community Focused  We stand for the communities we serve – as our investor value creation increases, so does our mission  5

 Mission-Driven Lifestyle Brand with a Deeply Loyal Customer Base  Scaled Player in Large Categories That Provide Opportunities for Long-Term Growth  Large Market Opportunity in Energy and Beyond Facilitated by KDP Partnership  Experienced Management Team Dedicated to the Mission  Disciplined Operations and Efficient Capital Allocation with a Scalable Supply Chain  WHAT SETS US APART  6

A GROWING, ENTHUSIAST-DRIVEN BRAND

Differentiated brand in early stages of multi-decade growth trajectory

BLACK RIFLE COFFEE COMPANY

~$392.5mm	~37%	~40-42%	~10%	78	~190k+
2024P Revenue	2019A-2024P Revenue CAGR	2024P Adj. Gross Margin	2024P Adj. EBITDA Margin	Net Promoter Score	DTC Coffee Club Subscribers

COMPLETE ASSORTMENT OF PRODUCT OFFERINGS



Bagged Coffee



Rounds



Instant Coffee



Cold Brew Concentrate



Ready to Drink



Energy



Merchandise

WE ARE MEETING OUR CUSTOMERS WHERE THEY SHOP

Food, Drug & Mass



\+

Convenience & Gas



WHOLESALE[1] 62%

Direct to Consumer (DTC)[1]


GET FREE STEEP BAGS WHEN YOU JOIN THE COFFEE CLUB!

32%

Outposts[1]



6%

1. Represents sales mix as of LTM Q3 2024

7

 Increasing focus on health and wellness  Preference for zero sugar options with functional advantages  FUNCTIONALITY  Gravitating towards clean and high-quality products  Seeking refreshing & exciting flavor profiles that delight the palate and provide new experiences  PREMIUM QUALITY PRODUCTS  Seeking innovative drinks that integrate into daily routines, supporting different drinking occasions throughout the day  Busy lifestyles require on- the-go options without much preparation  CONVENIENCE  Consumers prioritize authenticity and are willing to pay premium for items that align with their values  Companies with a strong social, community and or environmental purpose prioritized, leading to market share gains for purpose-driven brands  AUTHENTIC, MISSION- DRIVEN BRANDS  SUPPORTED BY POWERFUL THEMATIC TAILWINDS  BRCC’s product portfolio intersects with key trends that are top of mind for consumers  8

 UNCONVENTIONAL WARFARE: HOW WE OPERATE  BRCC has taken a creative approach to building a leading lifestyle brand – embodying patriotism, tradition, freedom and actively championing those who serve  OUR FOUNDING MINDSET  Black Rifle was founded by Special Forces and Special Operations veterans skilled in unconventional warfare  We compete in large, established categories with well resourced competition  We aim to have an outsized impact where we complete by being more adaptable and resourceful than competition  HOW WE OPERATE  Small-team operations We rely on agile teams to tackle complex challenges efficiently  Use of Force Multipliers Strategic partnerships with influencers, manufacturers, and distributors amplify our brand impact  Adaptability  We pivot strategies quickly in response to challenges and make decisions quickly  Resource Optimization  We leverage resources effectively, focusing on high impact areas  Intel Gathering  We prioritize data to understand market conditions, competitors, and consumers before acting  Resilience & Persistence Our mindset embraces feedback and continuous refocus on long-term goals  9

 UNCONVENTIONAL WARFARE: THE BLACK RIFLE BRAND  BRCC has taken a creative approach to building a leading lifestyle brand – embodying patriotism, tradition, freedom and actively championing those who serve  OUR MISSION-DRIVEN APPROACH RESONATES DEEPLY WITH BLACK RIFLE LOYALISTS  1. Represents social media followers (mm) across Instagram, X, Facebook, YouTube and TikTok as of Nov. 2024  4.4  3.4  2.8  2.5  1.6  1.4  0.9 0.8  0.7  0.4  0.3  6.0  Social Media Followers1, mm  10

 BRAND BUILDING PARTNERSHIPS AND INNOVATION  1. CREATING BRAND FAME + BIGNESS  Amplify our presence by collaborating with influential partners, media outlets, and authentic voices to make the brand feel larger-than-life, bringing BRCC into broader conversations while staying true to our core values and identity.  2. DISRUPTING RETAIL WITH KEY PARTNERS  Collaborate with core retail partners like Walmart to build innovative, hooky, traffic-stopping programs that drive foot traffic and increase velocity at shelf, ensuring a powerful and sustained presence in the retail space.  4. SPLASHY PRODUCT INNOVATION  BRCC creates bold, exciting product innovations that capture the attention of our fans, retail partners, and media outlets, sparking engagement and generating buzz across multiple platforms, while reinforcing our brand's dynamic and cutting-edge reputation.  3. HIGH IMPACT EXPERIENTIAL  Create press-worthy activations and shareable experiences rooted in our brand and products, engaging fans and retail partners while building authentic connections and strengthening our presence in local communities  11

 WE’RE A LIFESTYLE BRAND THAT SELLS CULTURE.  AND SOME BEVERAGES!  13

 X: https://x.com/blckriflecoffee  Facebook: https://www.facebook.com/blackriflecoffeeco  YouTube: https://www.youtube.com/@BlackRifleCoffeeComp any  Instagram: https://www.instagram.com/blackriflecoffee/  BLACK RIFLE SOCIAL MEDIA CHANNELS  15

DELIVERING LEADING GROWTH IN WHOLESALE DESPITE LEAN MARKETING EFFORTS

BLACK RIFLE COFFEE COMPANY

COMMENTARY

- Historically, BRCC has **underinvested in marketing** compared to other players
  - Despite the **declining spend on marketing** from 2022A to 2024P, BRCC achieved significant revenue growth during that period
- **Marketing** investment is expected to **grow alongside revenue** in the near-term and decline as a percentage of revenue over the long-term

2022A-2024P REVENUE AND MARKETING SPEND CAGR



Revenue CAGR
Marketing Spend CAGR
43.4%
(3.4)%
1
44.6%
2.0%
CELSIUS
2
4.4%
28.3%
Keurig DrPepper
2
8.9%
14.8%
3
9.1%
26.9%
5.8%
8.1%

2024P Marketing Budget as a % of Sales

BRCC has generated significant Wholesale revenue growth without increased marketing spend over the last ~2 years

1. Reflects Wholesale net revenue and Whole Company sales and marketing spend
2. 2024P revenue and marketing spend figures reflect Wall Street consensus estimates as of 12/06/2024
3. 2024P marketing spend calculated from 2023A value using straight-line growth rate from 2022A-2023A period given lack of public estimates

16

 17  WHOLESALE % OF PERIOD SALES SOLD ON PROMOTION1  1. Total US xAOC packaged coffee promotion dollars as a percent of Total US xAOC retail sales for the 52 weeks ended 11/02/2024; YoY retail sales growth based on Total US xAOC Packaged Coffee retail sales 52 weeks ended 11/02/2024 and 11/02/2023  53.8%  49.6%  48.1%  47.2%  40.1%  38.1%  35.5%  30.1%  27.0%  22.4%  16.4%  30% 16% (2%) (4%) (1%) (5%) (6%) (7%) (5%) (2%) (3%)  ’23-’24 YoY Retail Sales Growth %  Promotion in packaged coffee has been substantially below peers, and in RTD coffee has been at or below peer averages  We expect to more effectively use promotion to drive trial and repeat purchases with volume gains offsetting margin pressure  DELIVERING LEADING GROWTH IN WHOLESALE DESPITE LEAN PROMOTIONAL EFFORTS  COMMENTARY

 18  OUR SIGHTS ARE TRAINED ON THE MOST ATTRACTIVE SEGMENTS OF THE BEVERAGE MARKET…  MASSIVE OPPORTUNITY IN ATTRACTIVE CATEGORIES  Euromonitor. Includes packaged coffee, RTD coffee, sports drinks, energy drinks, RTD tea, tea, carbonated and stilled bottled water  Euromonitor. Includes packaged coffee, RTD coffee, energy drinks, and sports drinks  Euromonitor. Includes packaged coffee and RTD coffee  Euromonitor. Includes coffee pods, fresh coffee beans, standard fresh ground coffee, and instant coffee  NielsenIQ Latest 52 Weeks – w/e 12/7/24, Total US Conv  NielsenIQ Latest 52 Weeks – w/e 12/7/24, Total US xAOC  The beverage industry is large, dynamic and highly attractive with significant scope to grow share  Packaged Coffee4  $20bn  ’19-’24 CAGR: ~9%  Coffee3  $27bn  ’19-’24 CAGR: ~11%  Functional Beverages2  $66bn  ’19-’24 CAGR: ~10%  Total U.S. Beverage1  $143bn  ’19-’24 CAGR: ~8%  DISTRIBUTION AND VELOCITY GROWTH DRIVING SHARE GAINS  Company  Top RTD Coffee Players5  Company  Size Rank  YoY Growth  % ACV  #1  #2  #3  #4  #5  (10.7)%  (4.2)%  (2.6)%  (16)%  (8.5)%  99% 89% 42% 47%  Top Ground + Pod Coffee Players6  15%  #1  #2  #3  #4  #8  (0.8)%  1.9%  (4.5)%  (3.2)%  24%  94%  93%  89%  89%  42%  Size Rank  YoY Growth  % ACV

COFFEE & READY-TO-DRINK (RTD) PRODUCT PORTFOLIO

BLACK RIFLE COFFEE COMPANY

COFFEE PORTFOLIO

Sourcing high quality coffee beans from around the world to create roast profiles across the consumer taste spectrum

Bagged and Single-Serve

- **Specialty Grade**[1] coffees used across roast blends and profiles
- Manufactured in **certified** facilities meeting highest industry **quality rating standards**



BLACK RIFLE COFFEE COMPANY
JUST BLACK
COFFEE

Exclusive Coffee Subscription

- **85 or greater** bean score[1]
- **Highest** BRCC quality standard, with **all coffee beans** sourced directly from single farms
- **Collectible-style limited** series graphics



HALLS OF LOTZABEANZA

READY-TO-DRINK PORTFOLIO

Developed with premium functional ingredients to cater Health & Wellness conscious consumers

RTD Coffee

- **Health-conscious ingredients** like **MCT oil** and **amino acids** in select varieties
- Select varieties include a **full daily value of Vitamin C**
- **100% Latin Arabica** coffee



BLACK RIFLE
ESPRESSO
300

RTD Energy

- **Zero-sugar** and **low-calorie energy**
- Proprietary Energy Blend**: Green Coffee Extract, Coffee Berry, Natural Caffeine**
- Full daily value serving of **Vitamin B12, Niacin, Vitamin B6, Pantothenic Acid** and **Biotin**



BLACK RIFLE

1. Coffee beans scored using 100-point Q Grading System developed by the Coffee Quality Institute

19

Wholesale + Convenience | DTC | Outpost

STARTED AS DTC BUSINESS BUT MADE STRATEGIC PIVOT TO EXPAND GROWTH OPPORTUNITY

SUCCESSFULLY INFILTRATED WHOLESALE CHANNEL...

- After **establishing the brand** via a proven DTC presence, BRCC shifted its focus to its next battle: **the Wholesale Channel**
  - Allowed BRCC to sell to a **dedicated and loyal consumer base wherever they shop** and not solely online
- **Purposefully targeted retail partners** that our customer base frequents, such as Walmart
  - **Rapidly expanded presence**, growing from **~1k Wholesale doors** in 2020 to **12k+** by the end of 2023 (~120% CAGR)



Walmart · Albertsons · meijer · Sam's Club · Ahold Delhaize · Kroger

NET REVENUE BY SEGMENT ($MM)



~37% CAGR
~100% Wholesale CAGR 2019A-2024P
$82
$164
$233
$301
$396[1]
$390 - $395[2]
2019A
2020A
2021A
2022A
2023A
2024P
Wholesale
DTC
Outpost

... COUPLED WITH A TACTICAL RTD PRODUCT LAUNCH

- In February 2020, BRCC announced the **launch of an RTD coffee** product line to better serve **evolving consumer preferences** and the **desire** for **"on-the-go" products** after 3+ years of development
- Provided access to a **large** and **growing market** along with a **new distribution channel** to reach **brand enthusiasts, convenience stores**
  - Sold through **~10k locations in 2020** and have grown to **86k+ locations** as of the end of 2023 (~100% CAGR)



1. A barter transaction favorably impacted net revenue by $28.9mm in 2023A and 2024P revenue by $15.2mm through Q3 YTD
2. Represents 2024 guidance

20

Wholesale + Convenience
Bags & Rounds
DTC
Outpost

BLACK RIFLE COFFEE COMPANY

WE HAVE QUICKLY BUILT A SUBSTANTIAL WHOLESALE BUSINESS OF BAGGED COFFEE & K-CUPS

STRATEGIC SUMMARY

- Across the Wholesale channel, our packaged coffee products are **standout performers in the category**
- **Significant growth** despite nascency of wholesale business: **on shelves for two years** with Walmart, and **~12 months** or less with all other partners
  - **#4 position in coffee at Walmart**
- Growth is driven by continued **rapidly accelerating velocities** and **distribution wins**, supported by **strategic pricing and promotional strategies**
- Our **retail partners love Black Rifle customers** as they're **high-income, up-market shoppers** that are **highly incremental to the category**
- **12,000+ doors** today with potential to reach **20,000+ doors** over time, meaningfully **increasing ACV** (from ~47% today to ~70-75% by 2026P)
- **35 mass SKUs** and **10 grocery SKUs**

MAJOR RETAILERS AND LAUNCH DATES

Retailer	Launch	Retailer	Launch
Walmart	May 2022	Food Lion	Sep 2024
Albertsons	Oct 2023	GIANT	Jan 2024
Kroger	Oct 2023	meijer	Jan 2024

PACKAGED COFFEE RETAIL SALES GROWTH ('23-'24)


151
451
347
1,763
1,809
598
488
501
78
875
240
LTM 11/02/2024 Retail Sales ($MM)
Retail Sales Growth (2023-2024)[1]
20.2%
14.1%
NESCAFÉ
McCafé
Folgers
Maxwell House
Peets Coffee
DUNKIN'
(0.4%)
(0.7%)
(1.2%)
(2.7%)
(2.7%)
(3.0%)
(3.5%)
(4.8%)
(4.9%)

FDM xAOC %ACV – QUARTERLY[2]


28.8%
30.1%
35.6%
38.5%
47.7%
Oct 22
Jan 23
Apr 23
Jul 23
Oct 23
Jan 24
Apr 24
Jul 24
Oct 24

1. Nielsen data; packaged coffee defined as grounds, whole beans, pods and other related coffee products; represents total US xAOC Retail Sales growth from 2023 to 2024 based on 52 weeks ended 12/31/2023 and 11/05/2024, respectively
2. Nielsen data; %ACV of Black Rifle Coffee Company in Total US xAOC, Total US Food during from Oct 2022 to Oct 2024

21

 22  PERFORMANCE AT MASS MERCH RETAILER  We achieved $100mm+ of revenue at Retailer within ~18 months of launch  #4  Bagged Coffee Brand  ~22%  of BRCC sales at Retailer are from new buyers3  ~$32m  of BRCC sales are incremental to Retailer3  Partnership launched in August 2022; now fully distributed in nearly all stores  Business generated $100mm+ in annual revenues at retailer within 18 months  Continuing to refine pricing architecture to optimize shelf presence and velocities over time  Delivering strong velocity driven growth  Coffee growth above category and gains in market share  Energy rollout at retailer expected to drive significant, incremental growth  Revenue ($MM) Share of Retailer Coffee Sales (Month/Year)1  BRCC LEADING COFFEE CATEGORY  Nielsen at Larger Mass Merch Retailer Total US TA Coffee Category sales  Loyalty rating measured as percentage of a product’s sales from customers who shop more frequently and have a higher spend than others  Customers buying coffee and RTD L52W ending 12/20/24 that did not purchase either in the previous 52 weeks  BRCC reached ~3% of total Retailer coffee sales within 4 months, while growing / maintaining share over time  #1  Brand Loyalty Rating among Coffee Brands2  4.0%  --  1.0%  2.0%  3.0%  4.0%  5.0%  9/22 12/22 3/23 6/23 9/23 12/23 3/24 6/24 11/24  BRCC Revenue ramped with distribution gains, but has remained consistent with normal seasonal variability  $0  $10  $20  $30  1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24  Wholesale + Convenience  DTC  Outpost

 1.0%  2.0%  1.5%  1.0%  0.5%  --  3.0%  2.5%  Future  23  PERFORMANCE AT REGIONAL RETAILER  In the early innings of selling at Regional Retailer, we have established ourselves  as a top coffee brand that warrants more shelf space  BRCC HAS QUICKLY BUILT A STRONG & GROWING POSITION   Partnership launched in Q4 2023 and today, we are fully distributed in all of retailer’s US stores  Doubled number of SKUs on shelves within the first year  Expected to increase SKUs available to 15 from 6 starting in 2025 across both bagged and  rounds products  Opportunity to add additional SKUs over time as position continues to grow via new products being placed in 2025  Contemplated SKUs added to shelves at regional retailer position BRCC to be a top 12 brand in the near-term, representing ~2.5% of total coffee sales  SHARE OF REGIONAL RETAILER COFFEE SALES2  12 weeks ended  “Regional Retailer” Packaged Coffee based on growth the 24 weeks ended 11/02/2024 compared to the 24 weeks prior (ending 06/15/2024)  Nielsen “Regional Retailer” Total US TA Coffee Category sales  FASTEST GROWING LARGE BRAND (RETAIL SALES GROWTH)1  39.3%  17.4%  3.9%  (3.2%) (4.3%) (4.8%) (5.0%) (6.9%) (7.4%) (7.6%)  (14.2%) (15.4%)  Wholesale + Convenience  DTC  Outpost  Future

Wholesale + Convenience
RTD Coffee
DTC
Outpost

BLACK RIFLE COFFEE COMPANY

RTD SHARE GAINS AND DISTRIBUTION BUILD CONTINUES

RTD coffee products are an important part of our flywheel, as continued distribution expansion will create additional brand awareness and drive consumer growth across our other channels

RTD COFFEE STRATEGIC SUMMARY

- **Launched in March 2020,** currently offering a catalogue of 6 SKUs
- Rapidly built to a **~$100mm+ RTD coffee business**[4]
  - **One of the fastest growing RTD brands, outpacing category by ~4x**
- **200+** distribution **relationships**
- **Continued innovation** with new products expected to be **launched in the second half of 2025**
  - **~42% ACV**[2] today, with opportunity to grow to via additional DSD distribution partnerships

RTD COFFEE RETAIL SALES GROWTH (2022-2024)[1]


21.5%
DUNKIN'
HIGH Brew
SUPER COFFEE
(2.2%)
(4.8%)
(8.6%)
(29.2%)
(34.6%)
(37.8%)
(57.5%)
(84.9%)

FOCUSED RTD COFFEE PRODUCT PORTFOLIO OF 6 SKUS


BLACK RIFLE
ESPRESSO MOCHA
ESPRESSO WITH CREAM
ESPRESSO SALTED CARAMEL
ESPRESSO 300
ESPRESSO 300
ESPRESSO 300

RTD COFFEE MARKET SHARE[3]


3.4%
4.2%
4.4%
5.2%
5.4%
5.6%
Jan 22
Jul 22
Jan 23
Jul 23
Jan 24
Jul 24

1. Nielsen data; represents total Conv Retail Sales growth from 2022 to 2024 based on 52 weeks ended 12/31/2022 and 12/21/2024, respectively
2. Nielsen data; represents %ACV for RTD coffee during based on the 52 weeks ended on 12/07/24
3. Nielsen data; represents Market Share of 4 products in total US Conv from 2022 to Oct 2024
4. Retail sales as measured by Nielsen

24

Wholesale + Convenience
DTC
Outpost
Bags & Rounds RTD

OUR STRATEGIC PARTNERSHIP WITH KDP IS A TESTAMENT TO OUR BRAND'S GROWING IMPACT

We are entering the $20bn+[1] energy market nationwide in partnership with Keurig Dr. Pepper

Keurig DrPepper + BLACK RIFLE COFFEE COMPANY

ROUNDS PARTNERSHIP

- In April 2024, KDP onboarded BRCC into the Keurig ecosystem as a partner brand, announcing long-term agreement for manufacturing and licensing of single-serve pods


BLACK RIFLE COFFEE COMPANY
KEURIG

MANUFACTURING PARTNERSHIP

- In September 2024, KDP and BRCC broadened partnership and announced a long-term sales, manufacturing and distribution agreement for new line of RTD Black Rifle Energy™ beverages



DISTRIBUTION PARTNERSHIP

- Partnership for RTD Energy product provides BRCC immediate access to 180k+ retail outlets, amplifying distribution capabilities


80% of U.S population covered by KDP DSD
States with KDP owned DSD operations
States covered by existing distribution
Channel Reach
Grocery • Club • Dollar • Convenience • Foodservice • Military

Black Rifle Energy™ brings a zero-sugar energy option and new consumption occasions to a consumer market ready for our unique mission-driven approach

1. Nielsen, Total US xAOC + Conv, Latest 52 Wks – w/e 12/28/2024

25

Wholesale + Convenience
RTD Energy
DTC
Outpost

UNLOCKING RTD ENERGY'S POTENTIAL

RTD Energy partnership represents an important milestone that will improve upon the reach and quality of our distribution

KDP / BRCC RTD ENERGY PARTNERSHIP BENEFITS

- Long-term, **national RTD Energy distribution agreement** unlocking significant market penetration not possible without a partnership
- Leverages KDP's extensive experience in **innovation, sales and distribution**
- Provides **immediate access to 180k+ retail outlets** via KDP's fleet of trucks, eliminating the need to organically create distribution and accelerating RTD Energy performance post-launch
- Improves **quality of distribution with a world-class partner** ensuring best in-store delivery and superior economics
- Demonstrates ability of BRCC brand to **cross into new category** with a **large, loyal consumer base** that has **appetite for an energy product**

RTD PORTFOLIO ACV PROJECTIONS (%ACV)[2]


RTD Coffee ACV
Energy ACV (Projected)
~20%
15%
29%
~70%-80%
41%
Year
0
1
2

Access to KDP'S DSD network will enable BR Energy distribution gains at a faster pace than we were able to achieve using 200+ distribution partners for RTD Coffee

FAVORABLE DEMOGRAPHICS & TREND-ALIGNED FORMULATION

- Black Rifle consumer demographics **skew male, young**, and appreciate **high intensity activity**. This substantially overlaps with the largest competitors in the energy category.[1]
- Our customer base regularly consumes energy products and caffeine.
- Known entity, established in the ready-to-drink (RTD) market.
- Energy drinks formulated with healthier ingredients and fewer additives are the fastest growing portion of the energy market.[2]

PRODUCT PORTFOLIO


WILD FROST
RANGER BERRY
FREEDOM PUNCH
PROJECT MANGO
BLACK RIFLE ENERGY
ZERO SUGAR

1. BRCC 2023 Consumer Segmentation Study. August 2023.
2. Nielsen data; %ACV of Black Rifle Coffee Company RTD in Total US xAOC + Conv, 2021 estimated, 2022 and 2023 reported

26

Wholesale + Convenience | DTC | Outpost

PROVIDING AN OPTIMAL BRCC ECOMMERCE EXPERIENCE

DTC / E-commerce business serves as a strategic enabler for BRCC's broad reaching omni-channel ecosystem

STRATEGIC SUMMARY

- Our **digital roots are fundamental to our success**
- BRCC is constantly working to **remove friction**, **improve conversion** and **exceed customer's online shopping expectations**
- DTC continues to prove to be an effective channel to **drive innovation, support loyalty** and **communicate directly** with our **most passionate customers**
- **Amazon** continues to serve as an **effective DTC channel** going forward

EXCLUSIVE COFFEE SUBSCRIPTION



July | August | September

October | November | December

APPAREL & GEAR



DTC / E-COMMERCE HIGHLIGHTS

190k+
Total DTC Subscribers

$120mm+
2024P DTC Net Revenue

~$30
Average Subscriber Order Value

2024P DTC Net Revenue Breakdown


Subscription
Non-Subscription

27

BRCC'S ADDITIONAL GROWTH LEVERS

BLACK RIFLE COFFEE COMPANY

DEEP RESONANCE WITH CUSTOMERS PROVIDES PERMISSION TO EXPAND BRAND		OPPORTUNITY SIZE
Bring Brand to Adjacent Categories	Extend into new beverage categories	~$50bn+ Still & Carbonated Bottled Water
Outpost Expansion	Leverage franchise partner (or Company-Owned strategy) to grow Outpost presence	1,300+ Whitespace Opportunity
Channel Expansion	Target white space opportunities beyond current retail channels (e.g. Foodservice)	~1.8mm+ Tons of Coffee Sold Through Foodservice
Flavor Innovation Across RTD Portfolio	Drive growth with introduction of new flavor lines and partnerships	~$29bn+ RTD Coffee and RTD Energy
Expand On-Shelf Assortment	Increase on-shelf presence and broaden SKU assortment across retail footprint	~6 Additional SKU Potential with Current Customers[1]

Longer-Term Opportunities ↑

Near-Term ↑

Source: Euromonitor

1. Packaged Coffee, NielsenIQ Latest 5 Weeks – w/e 12/7/24, Total US Food (Comparison is current BRC avg. items carried vs. non-cannister coffee category leaders excluding Starbucks (Dunkin', Peet's, Green Mountain, Community, Donut Shop, McCafe, Gevalia, Seattle's Best, Lavazza, Tim Hortons).

28

 KEY STRATEGIC PRIORITIES  Product Innovation and Adjacent Category Expansion  Maintain Focus on Margins and Efficient Capital Allocation  Energy Rollout  Maximize KDP Partnership Leverage  Continued Penetration of FDM  29

 Steve Kadenacy  Chief Financial Officer  30

A DECADE OF GROWTH, INNOVATION, AND EVOLUTION AS A BUSINESS

We responded to changing market landscape by investing outside of DTC channel and bagged coffee, and were quick to develop new products, distribution channels and strategic partners

KEY ACHIEVEMENTS

- Standing start to ~$400m in revenues
- Category expansion from roast coffee to merchandise to Outposts to RTD to Energy
- Loyal customer base of ~190k DTC subscribers
- Strategic partnership with KDP
- ~50% veteran employee base with 10k+ long-term hiring goal
- Rapidly grew to a #3 position in RTD[2]
- Created a $100m+ FDM business in 13 months[3]

2014 – Company Founded

2018 – BRCC opens roastery in Manchester TN

2019 – First retail Outpost is opened in Boerne, TX

2020 – Ready-to-Drink coffee line is launched, expanding wholesale distribution

2022 – BRCC goes public, Walmart Partnership Launched

2023 – FDM Distribution expanded

2024 – Black Rifle Energy Launches Q4 2024, KDP K-Cup partnership launched

PERFORMANCE BY CHANNEL


2021A Revenues
2024P Revenues[1]
12%
12%
5%
$233m
71%
43%
~$393m
30%
6%
21%
FDM
Convenience
DTC
Outposts

Total revenue growth of ~1.7x

1. 2024 revenue displayed as midpoint of guidance. Revenue by channel is 3Q24 as % of quarterly revenue.
2. NielsenIQ Latest 52 Weeks – w/e 12/7/24, Total US Conv
3. From start of Walmart revenue in August 2022

31

KEY ACHIEVEMENTS SINCE OUR PUBLIC DEBUT

We remain committed to growth while focused on profitability

Robust Growth

Net Revenue
($ in mm)



'21-'24 CAGR: 19%
$233
$301
$396
$390 - 395[1]
FY2021
FY2022
FY2023
FY2024P

- Rapid expansion into Wholesale channel and RTD
- National brand awareness and distribution
- Deliberate de-emphasis on DTC and Outposts

Focus on Profitability

Adj. EBITDA[2]
($ in mm)



$0
($34)
$13
$35 - 40[1]
FY2021
FY2022
FY2023
FY2024P

Adj. EBITDA Margin

FY2021	FY2022	FY2023	FY2024P
0.1%	(11.3%)	3.4%	9.6%

- Six consecutive quarters of positive EBITDA since 2Q23
- Rationalized corporate cost structure
- Focused capital allocation strategy

Levers for Continued Profitable Growth

1. Consistent Commitment to High Quality Products
2. Increasing Brand Awareness to Grow our Loyal Customer Base
3. Enhanced Management Team with Focus on Profitable Growth
4. Growth of RTD and Energy in Wholesale Channel, Deepening Omnichannel Capabilities
5. KDP Partnership Amplifying Future Growth Opportunity

1. Revenue and EBITDA estimates represent mid-point FY24 BRCC guidance
2. See Slide 37 for definition of Adjusted EBITDA for the defined period

32

OPERATIONAL TRANSFORMATION PROVIDING HIGH-IMPACT RESULTS FOR BRCC

BLACK RIFLE COFFEE COMPANY

OPERATIONAL AREAS OF FOCUS

Gross Margin Optimization		SG&A Management	Capital Allocation Strategy
Mix Between Channels & Products	Manufacturing Process	Consolidated Headcount	Improved FCF; Recent Debt Refi Reduced Interest
Distribution and Logistics	Sourcing	Allocate Capital to the Core of our Business: Wholesale	Optimized Deployment of Marketing Dollars

FINANCIAL RESULTS

Charted a Pathway to 40%+ Long-Term Gross Margin



Adjusted Gross Margin[1]
31.5%
35.1%
35.7%
36.8%
37.8%
43.8%
42.3%
42.1%
Q4 '22A
Q1 '23A
Q2 '23A
Q3 '23A
Q4 '23A
Q1 '24A
Q2 '24A
Q3 '24A

- **Improved gross margins** by focusing on optimal mix between **channels** and **products**
- **Improved efficiency** in **distribution** and **logistics**
- **Streamlined** manufacturing processes
- **Optimized sourcing** to decrease **product cost**

Driving Profitable Growth



Operating Expense as a % of Sales[2]
52.3%
53.6%
49.9%
40.8%
36.7%
38.9%
40.8%
41.0%
Q4 '22A
Q1 '23A
Q2 '23A
Q3 '23A
Q4 '23A
Q1 '24A
Q2 '24A
Q3 '24A

- **1/3 reduction** in corporate headcount to better reflect shifting **future state of the business**
- **Cut cost by reducing reliance** on **consultants** and other **professional services**
- Cost savings of **over $30mm** as a result of implementing SG&A management measures

1. See Slide 39 for a definition of Adjusted Gross Margin
2. GAAP Reported Basis

33

MANUFACTURING & DISTRIBUTION FOOTPRINT

BLACK RIFLE COFFEE COMPANY

Streamlined supply chain leveraging a blend of company-owned production and strategic partnerships with co-manufacturers



FDM Bag
DTC Bag
RTD Coffee
DTC Bag
Rounds
Energy
FDM Bag
Cold Brew
Warehouse
Co-Manufacturing Site
Company-Owned Plant

SUPPLY CHAIN OPTIMIZATION

- **Productivity improvements have improved margins and reduced working capital**
  - 2024: ~$23mm in productivity savings driving tangible gross margin improvement
  - ~35% improvement in cost/bag in Manchester facility
  - Decrease in inventory value of ~$12mm, ~21% of Dec. '23 balance
- **Supply chain has become more flexible, fast, and resilient without sacrificing cost or quality**
  - Robust network of reliable & cost-effective transportation companies able to scale according to our needs while running ~14% under market rates

MANUFACTURING & DISTRIBUTION FOOTPRINT

- **Rounds / K-Cups**
  - Handled by KDP – Industry experts, unlimited production available
- **Bags**
  - Mix of in-house and external production using strategic low-cost suppliers with redundancy for contingency purposes
  - Have ability to move more production in-house with limited capital investment given efficiency gains.
- **Energy**
  - KDP Manufacturing & Distribution agreements – Leverage size, scale and expertise
- **Raw Materials**
  - ~90%+ of spend is tied up in long-term, strategic suppliers (coffee, coffee extract, cans/lids, bags, etc.)

34

 Revenues  10%-15%  Revenue CAGR Through 2027  Gross Margin  40%+  Target Gross Margin  Adjusted EBITDA  15%-25%  EBITDA CAGR Through 2027  Expect a lower rate of growth in 2025 (vs 3-yr CAGR) due to slotting fees associated with the energy launch  Anticipate a higher rate of growth in 2026 and 2027 as slotting fees phase out and ongoing benefits from distribution gains take effect  35  Expect gross margin in the high- 30% range in 2025, impacted by slotting fees and green coffee inflation  Gross margins will benefit from an ongoing mix shift into FDM channels and growth in the energy segment  Expect EBITDA pressure in 2025 due to launch of energy  Gross margin improvement and SG&A leverage are anticipated to drive EBITDA growth and improve the EBITDA rate in 2026 and 2027  3-YEAR FINANCIAL TARGETS

 Thank You!  36

GAAP to Non-GAAP Financial Measures: Adjusted EBITDA

(amounts in thousands)

	Year Ended December 31,		
	2023	2022	2021
GAAP Results: EBITDA	$ (42,938)	$ (331,701)	$ (8,739)
Non-cash fair value adjustments			
Change in fair value of earn-out liability expense (1)	-	209,651	-
Change in fair value of warrant liability expense (2)	-	56,675	-
Change in fair value of derivative liability (3)	-	2,335	-
EBITDA, excluding non-cash fair value adjustments	$ (42,938)	$ (63,040)	$ (8,739)
Equity-based compensation (4)	6,974	6,929	4,696
System implementation costs (5)	3,541	723	801
Executive recruiting, relocation and sign-on bonus (6)	1,084	3,757	1,626
Write-off of site development costs (7)	2,833	1,055	429
Strategic initiative related costs (8)	1,505	7,760	-
Non-routine legal expense (9)	10,254	1,866	-
RTD start-up and production issues (10)	2,394	5,205	-
Contract termination costs (11)	730	683	-
Restructuring fees and related costs (12)	6,812	-	-
RTD transformation costs (13)	18,917	-	-
Impairment for assets held for sale (14)	592	-	-
Transaction expenses (15)	-	1,020	1,042
(Gain) Loss on assets held for sale (16)	105	-	-
Total Add Backs	55,741	28,998	8,594
Adjusted EBITDA	$ 12,803	$ (34,042)	$ (145)

(1) Represents the non-cash expense recognized to remeasure the earn-out liability to fair value upon vesting events. The change in fair value was a result of the increase of the closing price of our publicly traded common stock subsequent to the closing of our business combination.

(2) Represents non-cash expense recognized to remeasure the warrant liability to fair value upon redemption. The change in fair value was a result of the increase of the closing price of our publicly traded common stock subsequent to the closing of our business combination.

(3) Represents non-cash expense recognized to remeasure the derivative liability to fair value upon the vesting event. The change in fair value was a result of the increase of the closing price of our publicly traded common stock subsequent to the closing of our business combination.

(4) Represents the non-cash expense related to our equity-based compensation arrangements for employees, directors, consultants and wholesale channel partner.

(5) Represents non-capitalizable costs associated with the implementation of our enterprise-wide resource planning (ERP) system.

(6) Represents payments made for executive recruitment, relocation, and sign-on bonuses.

(7) Represents the write-off of development costs for abandoned retail locations.

(8) Represents third-party consulting costs related to the planning and execution of our growth and productivity strategic initiatives.

(9) Represents legal costs and fees incurred in connection with certain non-routine legal disputes consisting of certain claims relating to deSPAC warrants and a commercial dispute with a former consultant resulting from the Company in-housing certain activities.

(10) Represents non-cash costs and expense incurred as a result of our RTD start-up and production issue.

(11) Represents costs incurred for early termination of software and service contracts.

(14) Represents the adjustment recorded to recognize assets held for sale at their estimate net realizable value less estimated cost to sell.

(15) Represents expenses related to becoming a public company such as public company readiness, consulting and other fees that are not related to core operations.

(16) Represents the adjustment recorded to recognize assets held for sale at their estimate net realizable value less estimated cost to sell.

37

BLACK RIFLE COFFEE COMPANY

GAAP to Non-GAAP Financial Measures: Adjusted EBITDA
(amounts in thousands)

	Three Months Ended					
	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	June 30, 2024	September 30, 2024
GAAP Results: EBITDA	$ (12,184)	$ (5,092)	$ (10,439)	$ 6,368	$ 3,362	$ 3,767
Equity-based compensation (1)	2,543	596	1,329	1,952	3,305	2,605
System implementation costs (2)	1,171	1,195	484	380	140	-
Executive recruiting, relocation and sign-on bonus (3)	501	477	(29)	-	-	-
Write-off of site development costs (4)	277	1,430	341	1,181	1,041	441
Strategic initiative related costs (5)	282	-	-	-	-	-
Non-routine legal expense (6)	3,204	3,134	2,909	2,371	(327)	291
RTD start-up and production issues (7)	595	-	-	-	-	-
Contract termination costs (8)	188	-	-	-	-	-
Restructuring fees and related costs (9)	2,075	1,911	1,692	266	-	-
RTD transformation costs (10)	-	3,649	15,268	1,609	651	-
Impairment for assets held for sale (11)	1,202	-	-	-	-	-
Transaction expenses (12)	-	-	-	-	-	-
(Gain) Loss on assets held for sale (13)	-	(1,097)	592	-	-	-
Total Add Backs	12,038	11,295	22,586	7,759	4,810	3,337
Adjusted EBITDA	$ (146)	$ 6,203	$ 12,147	$ 14,127	$ 8,172	$ 7,104

(1) Represents the non-cash expense related to our equity-based compensation arrangements for employees, directors, consultants and wholesale channel partner.
(2) Represents non-capitalizable costs associated with the implementation of our enterprise-wide resource planning (ERP) system.
(3) Represents payments made for executive recruitment, relocation, and sign-on bonuses.
(4) Represents the write-off of development costs for abandoned retail locations.
(5) Represents third-party consulting costs related to the planning and execution of our growth and productivity strategic initiatives.
(6) Represents legal costs and fees incurred in connection with certain non-routine legal disputes consisting of certain claims relating to deSPAC warrants and a commercial dispute with a former consultant resulting from the Company in-housing certain activities.
(7) Represents non-cash costs and expense incurred as a result of our RTD start-up and production issue.
(8) Represents costs incurred for early termination of software and service contracts.
(9) Represents the adjustment recorded to recognize assets held for sale at their estimate net realizable value less estimated cost to sell.
(10) Represents expenses related to becoming a public company such as public company readiness, consulting and other fees that are not related to core operations.
(11) Represents the adjustment recorded to recognize assets held for sale at their estimate net realizable value less estimated cost to sell.

38

GAAP to Non-GAAP Financial Measures: Gross Margin  (in thousands, except % data)  Three Months Ended,  December 31,  March 31,  June 30,  September 30,  December 31,  March 31,  June 30,  September 30,  2022  2023  2023  2023  2023  2024  2024  2024  GAAP Results: Revenue, Net  $93,618  $83,490  $91,947  $100,536  $119,650  $98,392  $89,017  $98,204  RTD transformation costs, Revenue  -  -  -  2,045  4,605  1,609  651  -  Non-GAAP Results: Adjusted Revenue, Net  $93,618  $83,490  $91,947  $102,581  $124,255  100,001  $89,668  $98,204  GAAP Results: Gross Profit  $29,465  $27,511  $32,206  $34,059  $31,673  $42,185  $37,259  $41,348  % GAAP Gross Profit of Revenue, Net  31.5%  33.0%  35.0%  33.9%  26.5%  42.9%  41.9%  42.1%  RTD transformation costs, Gross Profit  -  1,799  595  3,649  15,268  1,609  651  -  Non-GAAP Results: Adjusted Gross Profit  $29,465  $29,310  $32,801  $37,708  $46,941  $43,794  $37,910  $41,348  % Non-GAAP Adjusted Gross Profit of Revenue, Net  31.5%  35.1%  35.7%  36.8%  37.8%  43.8%  42.3%  42.1%  39